Valued Advisers Trust

Sound Mind Investing Balanced Fund—SMILX

SMI Dynamic Allocation Fund—SMIDX

Supplement to the Prospectus dated February 28, 2013

Supplement dated February 3, 2014

Change to Sound Mind Investing Balanced Fund’s Principal Investment Strategies

The Board of Trustees (the “Board”) of Valued Advisers Trust approved revisions to the principal investment strategies of the Sound Mind Investing Balanced Fund (the “Fund”). The changes relate only to how the Fund’s investments in fixed income securities are made.

As such, the Summary Section of the Fund’s prospectus entitled, “Principal Investment Strategies— Description of Fixed Income Portfolio” is hereby replaced in its entirety with the following:

Description of Fixed Income Portfolio. Under normal market conditions, the Fund will invest approximately 40% (not less than 25% nor more than 55%) of its assets, determined at the time of purchase, in fixed income securities and derivatives.

Fixed Income Securities in which the Fund may invest include open-end mutual funds and ETFs that invest primarily in fixed income securities of varying maturities and credit qualities including high-risk debt securities (or junk bonds). The underlying funds may invest in fixed income securities denominated in foreign currencies. The underlying funds may also invest in derivative instruments, such as options, futures contracts, currency forwards or credit default swap agreements. The Fund may also invest in fixed income securities directly. The Fund may utilize Scout Investments, Inc. through its REAMs Asset Management division (“Subadviser”) when direct investment in fixed income securities are among the chosen assets.

To the extent the Fund utilizes the Subadviser to manage the fixed income allocation of the Fund’s overall assets, the Subadviser attempts to maximize total return over a long-term horizon through opportunistic investing in a diversified portfolio of fixed income securities of any duration, such as short-term fixed income securities, U.S. government securities, corporate debt securities, mortgage-backed and other asset-backed securities, repurchase agreements, obligations of foreign governments or their subdivisions, agencies and instrumentalities, credit default swaps and credit default swap index products. The Subadviser’s fixed income selection process combines top-down interest rate management with bottom-up bond selection using internal research and scenario analysis, focusing on issues the Subadviser believes are undervalued. The Subadviser first establishes the fixed income portfolio’s duration at any levels it deems appropriate based on market conditions, and then screens issues and identifies which bonds the Subadviser believes will perform the best under the most likely scenario, considering factors such as sector exposures, the Subadviser’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The Subadviser selects fixed income securities for the Fund’s portfolio based primarily on valuation. The Subadviser constantly monitors the expected returns of the securities in the Fund versus those available in the market that the Subadviser is considering for purchase. The Subadviser will replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. The Fund may buy or sell credit default swap (CDX) contracts. The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products. When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements. The Sub-Adviser may utilize Treasury futures, which are derivative instruments that are based on U.S. Treasury bonds and notes and that allow investors to protect themselves against volatility in interest rates.

Additionally, the section entitled “Principal Risks—Fixed Income Securities Risk” is replaced in its entirety with the following:

Fixed Income Securities Risk. To the extent the Fund invests directly or in other investment companies or ETFs that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Additionally, the section entitled “Additional Information About the Funds’ Principal Strategies and Related Risks—Principal Investment Strategies of the Sound Mind Investing Balanced Fund—Fixed Income Strategy” is hereby replaced in its entirety with the following:

Fixed Income Strategy. Fixed Income Securities in which the Fund may invest include open-end mutual funds and ETFs that invest primarily in fixed income securities of varying maturities and credit qualities, including high-risk debt securities (or junk bonds). The underlying funds may invest in fixed income securities denominated in foreign currencies. The underlying funds may also invest in derivative instruments, such as options, futures contracts, currency forwards or swap agreements. The Fund may also invest directly in fixed income securities. The Fund will utilize a Subadviser when direct investment in fixed income and cash are among the chosen assets. The Fund may utilize Scout Investments, Inc. through its REAMs Asset Management division (“Subadviser”) when direct investment in fixed income securities are among the chosen assets.

The Subadviser attempts to maximize total return over a long-term horizon through opportunistic investing in a diversified portfolio of fixed income securities of any duration, such as short-term fixed income securities, U.S. government securities, corporate debt securities, mortgage-backed and other asset-backed securities, repurchase agreements, obligations of foreign governments or their subdivisions, agencies and instrumentalities, credit default swaps and credit default swap index products. The Subadviser’s fixed income selection process combines top-down interest rate management with bottom-up bond selection using internal research and scenario analysis, focusing on issues the Subadviser believes are undervalued. The Subadviser first establishes the fixed income portfolio’s duration at any levels it deems appropriate based on market conditions, and then screens issues and identifies which bonds the Subadviser believes will perform the best under the most likely scenario, considering factors such as sector exposures, the Subadviser’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The Subadviser selects fixed income securities for the Fund’s portfolio based primarily on valuation. The Subadviser constantly monitors the expected returns of the securities in the Fund versus those available in the market that the Subadviser is considering for purchase. The Subadviser will replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. The Fund may buy or sell credit default swap (CDX) contracts. The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products. When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

Change to SMI Dynamic Allocation Fund’s Principal Investment Strategies

The Board also approved a revision to the investment strategy of the SMI Dynamic Allocation Fund (the “Fund”). The change relates to the typical duration range of the Fund’s investments in fixed income securities.

As such, the third sentence of the second paragraph of the Summary Section of the Fund’s prospectus under the section entitled, “Principal Investment Strategies—Description of Fixed Income Securities” is hereby replaced in its entirety with the following:

“The Subadviser first establishes the fixed income portfolio’s duration at any levels it deems appropriate based on market conditions, and then screens issues and identifies which bonds the Subadviser believes will perform the best under the most likely scenario, considering factors such as sector exposures, the Subadviser’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.”

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This supplement and the Prospectus provide the information a prospective investor should know about the Balanced Fund and the Dynamic Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2013, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 764-3863.